UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): MARCH 2, 2004

                             3D SYSTEMS CORPORATION
             (Exact Name of registrant as specified in its charter)


          DELAWARE                   0-22250                 95-4431352
(State or Other Jurisdiction       (Commission            (I.R.S. Employer
      of Incorporation)            File Number)           Identification No.)


                                26081 AVENUE HALL
                           VALENCIA, CALIFORNIA 91355
               (Address of principal executive offices) (Zip Code)


                                 (661) 295-5600
              (Registrant's telephone number, including area code)



ITEM 5. OTHER EVENTS AND REQUIRED FD DISCLOSURE

     The Board of Directors of 3D Systems Corporation (the "Company") voted to accelerate the final expiration date of the purchase rights issued under the Company's Rights Agreement, dated as of December 4, 1995, between the Company and U.S. Stock Transfer Corporation, as the Rights Agent (the "Rights Agreement"). Under the terms of the amendment, the purchase rights expired at the close of business on March 3, 2004, rather than on December 3, 2005, as initially provided under the Rights Agreement. The Rights Agreement terminated upon the


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expiration of the purchase rights. Reference is made to the press release issued by the Company on March 4, 2004, which is incorporated herein by this reference. A copy of this press release is attached to this Form 8-K as Exhibit 99.1. In addition, a copy of the amendment to the Rights Agreement is attached to this Form 8-K as Exhibit 4.1.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (a)  Financial Statements. None.

     (b)  Pro Forma Financial Information. None.

     (c)  Exhibits.

              EXHIBIT NO.                         EXHIBIT
              -----------       ------------------------------------------------

                 4.1 First Amendment to Rights Agreement, dated as of March 2, 2004, between the Company and U.S. Stock Transfer Corporation, as Rights Agent.

                99.1 Press Release, dated March 4, 2004, issued by the Company announcing change in expiration date of Rights Agreement.




                                S I G N A T U R E

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


March 4, 2004                     3D Systems Corporation



                                  /s/  Robert M. Grace, Jr.
                                  -----------------------------------------
                                  By:  Robert M. Grace, Jr.
                                  Its: Vice President, General Counsel and
                                       Corporate Secretary



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


             EXHIBIT NO.                         EXHIBIT
             -----------        ------------------------------------------------

                 4.1 First Amendment to Rights Agreement, dated as of March 2, 2004, between the Company and U.S. Stock Transfer Corporation, as Rights Agent.

                99.1 Press Release, dated March 4, 2004, issued by the Company announcing change in expiration date of Rights Agreement.


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